SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 17, 1999



                       United International Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)


   Delaware                        0-21974                    84-1116217
(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)               Identification #)
incorporation)



             4643 South Ulster Street, Suite 1300, Denver, CO 80237
                     (Address of Principal Executive Office)


                                 (303) 770-4001
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS.
-----------------------

UPC Initial Public Offering. On February 17, 1999, United Pan-Europe Communications N.V. ("UPC"), a subsidiary of United International Holdings, Inc. ("UIH"), closed the initial public offering of its ordinary shares. Following this initial public offering, the Registrant owns approximately 60% of UPC.

UPC's ordinary shares trade on the Amsterdam Stock Exchange under the symbol "UPC" and American Depositary Shares representing UPC's ordinary shares trade on the Nasdaq National Market under the symbol "UPCOY."

Recent Transactions and Agreements with UPC. Prior to the initial public offering, UIH sold to UPC, in exchange for a total of 11,285,604 of UPC's ordinary shares, UIH's interests in (a) the Monor (b) Tara programming joint venture, and (c) IPS programming joint venture.

Subject to certain limitations, beginning February 11, 2000, UIH may require UPC to file a registration statement under the Securities Act of 1933 (the "Act") with respect to all or a portion of UIH's ordinary shares or ADSs, and UPC is required to use its best efforts to effect such registration, subject to certain conditions and limitations. UPC is not obligated to effect more than three of these demand registrations using forms other than Form S-3 or F-3, as the case may be. UIH may demand registration of such securities an unlimited number of times on Form S-3 or F-3, as the case may be, except that UPC is not required to register UIH's ordinary shares on Form S-3 more than once in any six-month period. UIH also has the right to have its ordinary shares included in any registration statement UPC proposes to file under the Act except that, among other conditions, the underwriters of any such offering may limit the number of shares included in such registration. UPC has also granted UIH rights comparable to those described above with respect to the listing or qualification of the ordinary shares held by UIH on the Amsterdam Stock Exchange or on any other exchange and in any other jurisdiction where UPC previously has taken action to permit the public sale of its securities.

UIH incurs certain overhead and other expenses at the corporate level on behalf of UPC and its other operating companies. These include expenses not readily allocable among the operating companies, such as accounting, financial reporting, investor relations, human resources, information technology, equipment procurement and testing expenses, corporate offices lease payments and costs associated with corporate finance activities. UIH also incurs direct costs for its operating companies such as travel and salaries for UIH employees performing services on behalf of its respective operating companies. UPC and UIH are parties to a management service agreement, with an initial term through 2009, pursuant to which UIH will continue to perform these services for UPC. Under the management service agreement, UPC will pay UIH a fixed amount each month as its portion of such unallocated expenses. This fixed amount is initially $300,000 per month. After the first year of the management services agreement, the fixed amount may be adjusted from time to time by UIH to allocate these corporate level expenses among UIH's operating companies, including UPC, taking into account the relative size of the operating companies and their estimated use of UIH resources. In addition, UPC will continue to reimburse UIH for costs incurred by UIH that are directly attributable to UPC.

UPC and UIH are also parties to a secondment agreement that specifies the basis upon which UIH may second certain of its employees to UPC. UIH's secondment of employees to UPC helps UPC attract and retain U.S. citizens and other employees who want U.S. benefit plans, without creating a separate U.S. employment subsidiary. UPC generally is responsible for all costs incurred by UIH with respect to any seconded employee's employment and severance. UIH may terminate a seconded employee's employment if the employee's conduct constitutes willful misconduct that is materially injurious to UIH.

UIH and UPC have agreed that so long as UIH holds 50% or more of UPC's outstanding ordinary shares, (1) UIH will not pursue any video services, telephone or Internet access business in Europe or Israel or any programming or Internet content business specifically directed to the European or the Israeli markets, unless it has first presented such business opportunity to UPC and UPC has elected not to pursue such business opportunity, and (2) UPC will not pursue any video services, telephone or Internet access business in Saudi Arabia or other markets outside of Europe and the Middle East in which UIH then operates unless UPC has first presented such business opportunity to UIH and UIH has elected not to pursue such business opportunity.

UPC has also agreed to sell to UIH, upon request, all or any portion of the UIH Class A Common Stock held by UPC at a price based upon the trading price of such stock during a specified period prior to sale. UIH and UPC have also agreed that UPC will provide audited financial statements to UIH in such form and with respect to such periods as shall be necessary or appropriate to permit UIH to comply with its reporting obligations as a publicly traded company and that UPC will not change its accounting principles without UIH's prior consent. UPC has consented to the public disclosure by UIH of all matters deemed necessary or appropriate by UIH in its sole discretion to satisfy the disclosure obligations of UIH or any affiliate thereof under the United States federal securities laws or to avoid potential liability thereunder. UPC has also agreed to indemnify UIH against all liabilities UIH may incur in connection with UIH's indemnification obligations under the UPC initial public offering underwriting agreement.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
--------------------------------------------

(c)      EXHIBITS

10.1     Form of Master Seconded Employee Services Agreement (1)
10.2     Form of UIH Registration Rights Agreement (2)
10.3     Form of UIH Management Services Agreement (1)
10.4     Agreement dated as of February 11, 1999 between UIH and UPC (3)

-------------

(1)  Incorporated  by  reference  from  Amendment  No.  8 to  UPC's  Form  S-1/A
     Registration Statement filed by UPC, dated February 10, 1999 (File No. 333-67895).

(2)  Incorporated  by  reference  from  Amendment  No.  6 to  UPC's  Form  S-1/A
     Registration Statement filed by UPC, dated February 4, 1999 (File No. 333-67895)

(3) Incorporated by reference to UPC's Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 000-25365)

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                            UNITED INTERNATIONAL HOLDINGS, INC.



DATE:  April 15, 1999                       By: /s/ Valerie L. Cover
                                               ---------------------------------
                                                Valerie L. Cover
                                                Vice President and Controller